Prospectus Supplement dated May 1, 2017

to the

Prospectus dated May 1, 1998 for Select Guard Annual Premium Variable Life Insurance Policy (Select Guard)

The following supplemental information should be read in conjunction with the Prospectus dated May 1, 1998, as supplemented through May 24, 2011 (the “Prospectus”), for the Select Guard Annual Premium Variable Life Insurance Policy (the “Policy”) issued by The Guardian Insurance & Annuity Company, Inc. (“GIAC”) through The Guardian Separate Account C and marketed under the name “Select Guard”.

Effective May 1, 2017, the following chart of fund names, objectives and typical investments supersedes any such chart contained in the Prospectus or any subsequent supplement thereto.

Note: If you received a summary prospectus for a fund listed below, please follow the directions on the first page of the summary prospectus to obtain a copy of the full fund prospectus, or contact our Customer Service Office Contact Center at 1-888-GUARDIAN (1-888-482-7342) or at 1-800-441-6455.

Fund Name	Investment Objectives	Typical Investments	Investment Advisor and Principal Business Address	Subadvisor and Principal Business Address
Fidelity VIP Government Money Market Portfolio (Service Class 2)*	The fund seeks as high a level of current income as is consistent with preservation of capital and liquidity.	Normally investing at least 99.5% of total assets in cash, U.S. Government securities and/or repurchase agreements that are collateralized fully (i.e., collateralized by cash or government securities). Investing in U.S. Government securities issued by entities that are chartered or sponsored by Congress but whose securities are neither issued nor guaranteed by the U.S. Treasury. Investing in compliance with industry-standard regulatory requirements for money market funds for the quality, maturity, and diversification of investments.	Fidelity Management & Research Company and its affiliates 245 Summer Street Boston, MA 02210	Fidelity Investments Money Management, Inc. and other investment advisers serve as sub-advisers for the fund. One Spartan Way Merrimack, NH 03054
Victory RS International VIP Series**	Long-term capital appreciation.	Normally invests at least 80% of its net assets in common stocks and convertible securities issued by (i) companies organized, domiciled, or with a principal office outside of the United States, (ii) companies which primarily trade in a market located outside of the United States, or (iii) companies which do a substantial amount of business outside of the United States. For purposes of this investment strategy, a company is considered to do a substantial amount of business outside of the United States if a company derives at least 50% of its revenue or profits from business outside the United States or has at least 50% of its sales or assets outside the United States. The Fund does not usually focus its investments in a particular industry or country.	Victory Capital Management Inc. 4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio 44144
*	There is no assurance that this Fund will be able to maintain a stable net asset value per share. In addition, during extended periods of low interest rates, and partly as a result of asset-based separate account charges, the yield on this investment account may become low and possibly negative. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

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Fund Name	Investment Objectives	Typical Investments	Investment Advisor and Principal Business Address	Subadvisor and Principal Business Address
Victory INCORE Investment Quality Bond VIP Series**	To seek a high level of current income and capital appreciation without undue risk to principal.	Normally invests at least 80% of its net assets in investment-grade debt securities. The Fund’s fixed income securities may include without limitation: U.S. government securities, including securities issued by agencies or instrumentalities of the U.S. government; long- and short-term corporate debt obligations; mortgage-backed securities, including collateralized mortgage obligations (CMOs) and commercial mortgage-backed securities (CMBS); asset-backed securities, including collateralized debt obligations (CDOs); and U.S. dollar-denominated obligations of foreign governments, corporations and banks (i.e., Yankee Bonds).	Victory Capital Management Inc. 4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio 44144
Victory RS Large Cap Alpha VIP Series**	Long-term capital appreciation.	Normally invests at least 80% of its net assets in companies considered by the Fund’s investment management team to be (at the time of purchase) large-capitalization companies. For purposes of this investment strategy, a company is considered to be large-capitalization if its market capitalization is at least $5 billion.	Victory Capital Management Inc. 4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio 44144
Value Line Centurion Fund	Long-term growth of capital.	U.S. common stocks with selections based on the Value Line Timeliness™ Ranking System.	EULAV Asset Management 7 Times Square, 21st Floor 42nd Street New York, NY 10036
Value Line Strategic Asset Management Trust	High total investment return consistent with reasonable risk.	U.S. common stocks, bonds and money market instruments.	EULAV Asset Management 7 Times Square, 21st Floor 42nd Street New York, NY 10036
**	Effective as of close of business July 29, 2016, Victory Capital Management Inc. (“Victory Capital”) acquired RS Investment Management Co. LLC, the investment adviser to the RS Funds. Pursuant to approval by shareholders of the RS Funds and the boards of trustees of RS Variable Products Trust and Victory Variable Insurance Funds, each of the RS Funds was reorganized into a corresponding, newly-formed fund within the Victory Capital family of funds.

The funds mentioned above may not be available in all states. Please contact your registered representative for more information.

Please note references in the prospectus to our Customer Service Office are replaced with the following:

Customer Service Office

For regular mail:

The Guardian Insurance & Annuity Company, Inc.,

Customer Service Office,

P.O. Box 26125,

Lehigh Valley, PA 18002-6125,

For registered, certified or express mail:

The Guardian Insurance & Annuity Company, Inc.,

6255 Sterner’s Way,

Bethlehem, PA 18017-9464

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Customer Service Office Contact Center

For telephonic communications:

Customer Service Office Contact Center

8:00 a.m. to 5:00 p.m. New York (eastern) time

1-888-GUARDIAN (1-888-482-7342) or 1-800-441-6455

Except as set forth herein, all other provisions of the prospectus noted above, as heretofore supplemented, shall remain unchanged.

This Prospectus Supplement must be preceded or accompanied by the most recent prospectus for the applicable product and should be retained with the Prospectus for future reference

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